EXHIBIT 10.6



                     PURCHASE AGREEMENT REGARDING THE STOCK
                                       OF
                      EMERGENCY TRANSPORTATION CORPORATION

     THIS PURCHASE AGREEMENT REGARDING THE STOCK OF EMERGENCY TRANSPORTATION CORPORATION (this "Agreement") is entered into as of the 5th day of January, 1999, by and between Tel-Save.com, Inc., a Delaware corporation ("Tel-Save"), and Jimlew Capital, L.L.C., a Delaware limited liability company ("Jimlew"). Tel-Save and Jimlew may sometimes be referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     A.   Tel-Save  is the  owner,  of record  and  beneficially,  of all of the
          shares  of  the  capital   stock  (the  "ETC   Shares")  of  Emergency
          Transportation Corporation ("ETC").

     B. Jimlew is the owner, of record and beneficially, of an aggregate of 12,050,000 shares of Common Stock of Tel-Save (the "Tel-Save Shares").

     C. Tel-Save desires to sell the ETC Shares to Jimlew, and Jimlew desires to purchase the ETC Shares from Tel-Save, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

     1.   Purchase and Sale of the ETC Shares.

          1.1 Tel-Save hereby sells, transfers, and assigns the ETC Shares to Jimlew.

          1.2 Concurrently herewith, Tel-Save is delivering to Jimlew stock certificates evidencing the ETC Shares. Jimlew acknowledges receipt of such stock certificates.

     2.   Purchase Price and Payment.

          2.1 The aggregate purchase price for the Shares (the "Purchase Price") is $8,654,000, payable by delivery by Jimlew to Tel-Save of Tel-Save Common Stock valued as provided in Section 2.2 hereof.

          2.2 The value of each of the Tel-Save Shares is hereby determined to be the greater of the most recent closing price per share of the Tel-Save Shares on the NASDAQ national market system on the date


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               of the closing of the transactions  contemplated  hereby,  or the closing price per share of the Tel-Save Shares on the NASDAQ national market system on December 31, 1998.

          2.3 The closing of the transactions contemplated hereby will occur not later than January 7, 1999.

     3. Representations and Warranties of Tel-Save. Tel-Save hereby represents and warrants to Jimlew as follows:

          3.1  The statements in Recital A are true and correct.

          3.2 ETC is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

          3.3 The Shares are not subject to any lien, claim, or encumbrance of any nature, except for restrictions on transfer imposed by applicable securities laws.

     4. Representations and Warranties of Jimlew. Jimlew hereby represents and warrants to Tel-Save as follows:

          4.1  The statements in Recital B are true and correct.

          4.2 The Tel-Save Shares are not subject to any lien, claim, or encumbrance of any nature, except for restrictions on transfer imposed by applicable securities laws.

          4.3 Jimlew is intimately familiar with ETC, the ETC Shares, and the financial condition, results of operations, liabilities, risks, and prospects of ETC. Except for the representations and warranties set forth in Section 3 hereof, Jimlew is purchasing the Shares "as is" and without any other representation or warranty.

          4.4 The ETC Shares are being acquired by Jimlew for investment for his own account, not as an agent or nominee, and not with a view to the resale or distribution thereof. Jimlew understands that none of the ETC Shares has been registered or qualified under any applicable securities laws and that the transfer thereof is restricted by such laws and that the stock certificates representing the ETC Shares and being delivered to Jimlew concurrently herewith bear a legend to that effect.

          4.5 Jimlew represents that he is experienced in evaluating and investing in companies such as ETC and has such knowledge and experience in financial and business matters

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               as to be  capable  of  evaluating  the  merits  and risks of such investment, and that he has the ability to bear the economic risks of such investment.

     5.   Management Agreement.

          5.1 ETC is a party to those certain Management Agreements dated January 28, 1997, and August 12, 1997, with Jet Solutions L.L.C., a Delaware limited liability company, those certain related
               Exhibits  A  to  Management  Agreement,   those  certain  related
               Addendums to Management Agreement, and those certain related Sideletter Agreements, all dated January 28, 1997, and August 12, 1997, respectively (collectively, the "Management Agreement").

          5.2 Jimlew agrees that neither it nor any entity that succeeds him as controller of ETC shall permit ETC to modify the Management Agreement in any fashion that affects Tel-Save without the express prior written consent of Tel-Save.

          5.3 At the discretion of Jimlew, and upon at least 24 hours' advance notice, Tel-Save shall have the right to charter the aircraft that is the subject of the Management Agreement at a rate of $5,000 per hour (as calculated in the Management Agreement) and on the terms set forth in the Management Agreement.

     6.   Miscellaneous.

          6.1  Representations   and   Warranties.   The   representations   and
               warranties set forth in this Agreement shall survive the closing of the transactions contemplated hereby.

          6.2 Costs and Expenses. Each Party shall pay its or his own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation the costs and expenses of its or his attorneys, accountants, advisors, finders, brokers, and other agents and representatives.

          6.3 Notices. All notices which are required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by telegraph or by registered or certified mail, postage prepaid, as follows:

               If to Tel-Save:

                    Tel-Save.com, Inc.
                    6805 Route 202
                    New Hope, Pennsylvania 18938


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                    Attention:  General Counsel

                  With a copy to:

                      Arnold & Porter
                      777 South Figueroa, 44th Floor
                      Los Angeles, California 90017
                      Attention:  Theodore G. Johnsen

                  If to Jimlew:

                      Jimlew Capital
                      6805 Route 202
                      New Hope, PA 18938

                  With a copy to:

                      Daniel M. Borislow
                      8234 Horseshoe Bay Road
                      Boynton Beach, FL 33437

               Notice shall be deemed to have been given upon receipt thereof as to communications that are personally delivered or telegraphed and five (5) days after deposit of the same in any United States mail post office box in the state to which the notice is addressed, or seven (7) days after deposit of same in any such post office box other than in the state to which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given under the preceding sentence unless and until notice shall be given to all addressees above other than the sender. The addresses and addressees for the purpose of this Section may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is given, the addresses and addressees as stated by prior written notice, or as provided herein if no written notice of change has been given, shall be deemed to continue in effect for all purposes hereunder.

          6.4 Survival of Representations and Warranties. Notwithstanding any investigation made by any Party, all representations and warranties made herein shall survive the execution and delivery of this Agreement.

          6.5 Applicable Law. This Agreement and all documents executed and delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall be governed by and construed in accordance with the laws of the State of New York other than


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               and  without  giving  effect to the laws of the State of New York relating to choice of law.

          6.6 Applicable Jurisdiction. The parties hereby agree that any action, at law or in equity, arising under this Agreement or any of the other documents executed and delivered in connection herewith, shall be filed in and only in the state courts of the State of New York or a United States District Court in the State of New York. The parties hereby consent and submit to the in personam jurisdiction of such courts for purposes of litigating any such action.

          6.7 Assignments. This Agreement and the other documents executed and delivered in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective personal and legal representatives, heirs, successors, and assigns; provided, however, that no party hereto may assign or transfer its or his rights in and to this Agreement or any other document executed and delivered in connection herewith, without the prior written consent of the other parties hereto.

          6.8 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the other agreements referred to in Section 7 hereof embody the complete agreement and understanding among the Parties with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements, or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

          6.9 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          6.10 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement.

          6.11 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


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          6.12 Terminology. As used in this Agreement, the masculine,  feminine, or neuter gender, and the singular or plural number, shall be deemed to include the others whenever the context so indicates or requires.

          6.13 Legal Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, default, misrepresentation, or breach in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonably attorneys' fees, expenses, and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled. The right to such attorneys' fees, expenses, and costs shall be deemed to have accrued upon the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

          6.14 Broker's or Finder's Fees. Each of the Parties represents to each of the others that it or he does not have any liability to any broker or any representative, nor owe any fee or compensation to any agent, finder, or broker, in connection with the subject matter of this Agreement, and each of them hereby agrees to indemnify and hold harmless the other Party against any liability, damage, cost, or expense (including reasonable attorneys' fees) incurred by reason of the breach of the foregoing representation.

          6.15 Advice of Counsel. Each Party has carefully reviewed this Agreement, is familiar with the terms and conditions herein, and was advised by legal counsel with respect thereto. Each Party agrees that the terms and conditions set forth herein are fair and not unconscionable.

          6.16 Relationship of the Parties. Nothing in this Agreement shall create a partnership, joint venture, employment relationship, or any other relationship between the Parties other than the relationship of independent contractors.

          6.17 Further Cooperation. Each Party covenants and agrees to prepare, execute, acknowledge, file, record, publish, and deliver to the other Party such other instruments, documents, and statements including, without limitation, instruments and documents of assignment, transfer, and conveyance, and take such other action as may be reasonably necessary or convenient in the discretion of the requesting Party to carry out more effectively the purposes of this Agreement.


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          6.18 Modifications.  This  Agreement  may  not  be  altered,  amended, changed, waived, terminated, or modified in any manner unless the same shall be in writing and signed by or on behalf of the Party to be bound.

                                             TEL-SAVE.COM, INC.

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             JIMLEW CAPITAL

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------


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